Description of Business and Business Combination (Tables)	12 Months Ended
Dec. 31, 2022
Description of Business and Business Combination
Schedule of components of proceeds received from the Trust and PIPE

Upon consummation of the Merger, Tempo received approximately $18.7 million from the Trust and PIPE, net of transaction costs and other payments as set forth as follows (in thousands):

Recapitalization
Cash-ACE Trust	$23,391
Cash-PIPE investment	3,500
Less: transaction costs and other payments(1)(2)	(8,187)
Net cash proceeds from Merger	18,704
Less: Earnout liability	(5,322)
Less: Warrants assumed	(1,122)
Less: Debt assumed – related party	(600)
Less: ACE transaction costs – unpaid(1)	(7,342)
Merger and PIPE Financing	$4,318
(1)

Amount reflects payment of the following amounts utilizing the proceeds released from the Trust (a) the repayment of $2.1 million of ACE related party loans, (b) the payment of $0.6 million of ACE deferred underwriting fees payable, (c) the payment of $4.5 million in ACE transaction costs related to the Merger and other financing activities, and (d) the payment of a $1.0 million commitment fee to secure an equity line of credit for the benefit of the combined Company.

During the period from the Merger date to December 31, 2022, the Company paid $0.5 million of ACE’s transaction costs and other payments, included in the amount above, and as of December 31, 2022, $7.3 million of ACE transaction costs remained unpaid.

(2)

Excludes the payment of $3.3 million as part of the LSA amendment and any Legacy Tempo transaction costs relating to the Merger Transaction. Upon receiving the $18.7 million of proceeds from Trust, the Company paid $1.4 million in Legacy Tempo legal fees and $0.5 million in fees to certain capital markets advisors, both of such amounts were expensed by the Company.